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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        The undersigned, the Chief Financial Officer of Crown Media Holdings, Inc. ("Crown Media Holdings"), is delivering this Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of Crown Media Holdings for the year ended December 31, 2013.

        The undersigned hereby certifies that:

  (a)
  such Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Crown Media Holdings.

  This Certification is executed as of February 21, 2014.

/s/ ANDREW ROOKE Andrew Rooke Executive Vice President and Chief Financial Officer

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  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)